INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 14 to Registration Statement No. 33-42681 of Merrill Lynch World Income, Inc. (the “Fund”) on Form N-1A of our report dated February 21, 2003, appearing in the December 31, 2002 Annual Report of the Fund, in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York April 24, 2003